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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 27, 2007


                            TECUMSEH PRODUCTS COMPANY
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             (Exact name of registrant as specified in its charter)


         MICHIGAN                       0-452               38-1093240
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(State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)             File Number)       Identification No.)


           100 EAST PATTERSON STREET
               TECUMSEH, MICHIGAN                             49286
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    (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411


                                (NOT APPLICABLE)
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         (Former name or former address, if changed since last report.)







Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01 REGULATION FD DISCLOSURE.

         On April 27, 2007, we issued a press release announcing certain operational actions and staff reductions. We are furnishing a copy as an exhibit to this report.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibit is furnished with this report:

         Exhibit No.                Description

         99.1                       Press release issued April 27, 2007


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TECUMSEH PRODUCTS COMPANY


Date: April 27, 2007                    By   /s/ James S. Nicholson
                                            -----------------------------------
                                            James S. Nicholson
                                            Vice President, Treasurer and Chief
                                            Financial Officer

         NOTE: The information in Item 7.01 of this report and the related exhibit is not to be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the registrant specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.



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                                  EXHIBIT INDEX


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
Exhibit No.        Description
99.1               Press release issued April 27, 2007
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